                                                                   Exhibit 10.22

                                AMENDMENT TO THE
                             DEAN WITTER START PLAN
                             ----------------------

     WHEREAS, Dean Witter Reynolds Inc. ("DWR"), a Delaware corporation, maintains the Dean Witter START Plan (the "START Plan");

     WHEREAS, DWR desires that the START Plan be amended as set forth herein;

     NOW, THEREFORE, the START Plan is hereby amended as follows:

1. Effective January 1, 2000, Section 11(c) of the START Plan shall be amended by adding two new sentences immediately following the third sentence thereof to read as follows:

     "Effective January 1, 2000, if a Participant whose vested Accounts exceed the amount described in Section 411(a)(11) of the Code on the date the distribution commences does not consent to the distribution of the Participant's Plan Benefit under Section 11(b), then payment of the Participant's Plan Benefit shall, subject to Section 13(a), be deferred to such date as the Participant shall elect. Notwithstanding the foregoing, effective January 1, 2000, if the Participant's vested Accounts do not exceed $5,000 as of January 1 (or such other date(s) as the Plan Administrator shall designate from time to time), then the deferral of the Participant's Plan Benefit shall end, and distribution of the Participant's Plan Benefit shall be made approximately 90 days thereafter, provided, however, that at the time of distribution the Participant's vested Accounts do not, in fact, exceed $5,000."

2. Effective January 1, 1999, Morgan Stanley International Incorporated ("MSII") shall be a Participating Company, as defined in the START Plan, with respect to MSII employees primarily servicing business units or cost centers of otherwise Participating Companies;

3. Effective as of January 1, 1999, the first sentence of Section 4(b)(i)(3) of the START Plan is hereby amended by inserting the words ", determined with regard to the Participant's Earnings while an Eligible Employee" within the parenthetical and immediately following the words "up to 6% of Earnings."
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4.       Effective July 1, 1999, the fifth sentence of Section 6(d) of the START
   Plan is amended by adding the words ", is fully (100%) vested" after the words "who has attained age 55" and after the words "who has attained age
   60."

       IN WITNESS WHEREOF, the undersigned had hereunder set his hand as of the 22nd day of December, 1999.

                                    DEAN WITTER REYNOLDS INC.

                                    By: /s/ Michael T Cunningham
                                        ------------------------
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                                                                   Exhibit 10.22


                                AMENDMENT TO THE
                             DEAN WITTER START PLAN
                             ----------------------

          WHEREAS, pursuant to a Stock Purchase Agreement between SPS Transaction Services, Inc. ("SPS") and Associates First Capital Corporation ("Associates"), SPS has sold substantially all of its assets to Associates and all of the common stock of SPS held by the Dean Witter START Plan (Saving Today Affords Retirement Tomorrow) (the "Plan") has been converted into cash; and

          WHEREAS, the Compensation Committee of Dean Witter Reynolds Inc. (the "Company") has determined that, as a result of the closing of the transaction between SPS and Associates, it is necessary and appropriate to amend the Plan as hereinafter set forth and has authorized an officer of the Company to execute this amendment.

          NOW, THEREFORE, BE IT RESOLVED:

          1. Section 3(f) of the Plan is amended in its entirety to read as follows:

          Transferred Employees.  If a Participant transfers employment to SPS
          ---------------------
     Transaction Services, Inc. (or any of its subsidiaries) ("SPS") before October 15, 1998 or Nations-Securities, A Dean Witter/Nations Bank Company ("Nations"), such transferred Participant's Period of Service shall include service with SPS before October 15, 1998 or Nations but not more than the lesser of such transferred Participant's service with SPS before October 15, 1998 or Nations or the service necessary for such transferred Participant to fully vest in the Matching Contribution Account, such post-transfer service to be determined in accordance with this Section 3.

          2. Section 3(g) of the Plan is amended in its entirety to read as follows:

          Service with SPS.  In the case of any individual who was an employee
          ----------------
     of SPS and who either transferred employment to a member of the Affiliated Group before October 15, 1998 or severed employment with SPS before October 15, 1998 and is hired as an Employee by a member of the Affiliated Group within 12 months of such severance, such Employee's Service used to determine a Year of Service under this Section 3 shall include service with SPS before October 15, 1998 determined by applying the rules set forth in this Section 3 to such Employee's
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     employment by SPS as if such employment was employment by a member of the
     Affiliated Group.

          3. Section 6(c) of the Plan is amended by inserting the following new sentence at the end thereof:

     Notwithstanding any provision of the Plan to the contrary, a Participant shall not be permitted to make a Fund Balance Transfer into the SPS Stock Fund on or after October 15, 1998.

          4. Section 7(b) of the Plan is amended by inserting the following new sentence at the end thereof:

     Notwithstanding any provision of the Plan to the contrary, any amounts that are attributable to employer contributions and that are held in the SPS Stock Fund on October 15, 1998 shall be transferred to the Morgan Stanley Dean Witter Stock Fund as soon as practicable after such date.

          5. Section 7(c)(v) of the Plan is amended by inserting the following new sentence at the end thereof:

     Notwithstanding any provision of the Plan to the contrary, as soon as practicable after the SPS Stock Conversion Date, the assets of the SPS Stock Fund (other than those attributable to employer contributions) shall be invested in a U.S. Government money market Investment Fund available under the Plan or in such other similar Investment Fund as the Trustee deems suitable, and thereafter the SPS Stock Fund shall terminate and cease to be an Investment Fund under the Plan.

          6. Section 9(a) of the Plan is amended by inserting the following new sentence at the end thereof:

     Notwithstanding any provision of the Plan to the contrary, an Employee shall not be permitted to make such a contribution on or after October 15, 1998 in the form of Stock received from a plan maintained by SPS or a note evidencing a participant loan under the SPS Transaction Services, Inc. START Plan.

          7. The first sentence of Section 12(h)(ix) of the Plan is amended by inserting the phrase "before October 15, 1998" at the end thereof.
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          8.  The first sentence of Section 12(h)(x) of the Plan is amended by inserting the phrase "before October 15, 1998" at the end thereof.

          9. Section 21 of the Plan is amended by inserting the following new definition immediately after the definition of "SPS Stock":

          "SPS Stock Conversion Date" means the date upon which SPS Stock is
           -------------------------
     converted into cash in accordance with the Stock Purchase Agreement between SPS and Associates First Capital Corporation.

          10. The Plan is further amended by inserting the following new Supplement E immediately after Supplement D:

                                  SUPPLEMENT E

                                  SALE OF SPS

          Pursuant to a Stock Purchase Agreement between SPS and Associates First Capital Corporation ("Associates"), SPS has sold substantially all of the stock of its subsidiaries to Associates, and all of the SPS Stock held by the Plan was converted into cash. Accordingly, except where the context clearly requires otherwise, all of the references in the Plan to SPS, the SPS START Plan, SPS Stock and the SPS Stock Fund shall be deemed to be deleted effective as of the SPS Stock Conversion Date. Following such sale there were no employees of SPS, the SPS START Plan was transferred to Associates, and the SPS Stock Fund was terminated.

          11. The foregoing amendments to the Plan shall be effective as of October 15, 1998.


       IN WITNESS WHEREOF, the undersigned had hereunder set his hand as of the 22nd day of December, 1999.


                                    DEAN WITTER REYNOLDS INC.

                                    By: /s/ Michael T Cunningham
                                       -------------------------